[Front cover]

                             STATE STREET RESEARCH
                                TAX-EXEMPT FUND

                             ANNUAL REPORT
                             December 31, 1997

                             -------------------------
                             WHAT'S INSIDE
                             -------------------------

                             From the Chairman

                             An exciting year
                             to be an investor

                             Portfolio Manager's Review

                             Strategy, environment
                             help boost performance

                             Fund Information

                             Facts and figures

                             Plus, Complete Portfolio Holdings
                             and Financial Statements

----[Dalbar Seal]----
       Dalbar
Honors Commitment To:
      Investors
        1997
---------------------
   For Excellence
         in
 Shareholder Service

STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN

[Photo: Ralph F. Verni, Chairman]

                Dear Shareholder:

                In the past 12 months, both stock and bond investors have reaped the rewards of a very favorable financial environment. The nation's economy continued to expand at a moderate, but healthy pace. Inflation and interest rates remain low. Employment is high, personal income has increased and Americans are the most confident they have been in nearly 30 years. Even severe economic problems in Southeast Asia, which brought stocks down sharply in October, failed to dampen investor enthusiasm for very long. However, it reminded us that stock markets can go down as well as up.

Stocks

Although the U.S. stock market lost ground in October, it posted an unprecedented third consecutive year gain of 20%+. For the 12 months ended December 31, 1997, the S&P 500, a broad measure of common stock performance, was up 33.35%.(1) The stocks of large, established consumer companies led the market during the first half of the year. However, investors began to seek out less expensive small- and medium-sized companies in the third quarter. The turmoil in Asia was enough to unsettle investors, and once again they sought out large, blue chip companies late in the year.

Outside the U.S., Southeast Asian stock markets, which began to show signs of weakness late in the summer, took a beating in October and continued to struggle as the year ended. In Japan, stocks were held back by a weak economy and high-profile bankruptcies among financial companies. In Europe and Great Britain, business was upbeat, but stock returns were generally disappointing to American investors.

Bonds

Bonds lagged stocks for most of the year but positive economic news and low interest rates ignited a bond market rally late in the year. In fact, the Lehman Brothers Aggregate Bond Index, a common benchmark for bond market performance, actually outperformed the S&P 500, 2.94% versus 2.87% in the fourth quarter.(1)

Looking Forward

While the environment for financial assets has been clouded by concerns that the turmoil in Southeast Asia could extend to the U.S., our outlook for both stocks and bonds remains relatively positive for 1998. It may not be realistic to expect stocks to deliver another year of double digit returns. However, inflation remains low, and there are few reasons for the Federal Reserve to raise interest rates. The big question is whether companies can continue to increase their profits. Even slower profit growth may dampen investor enthusiasm.

In closing, I'd like to remind you of our extended call-in hours for tax time. Starting March 1 and continuing through April 15, 1998, Service Center representatives will be available from 8:00 a.m. until 8:00 p.m., and on Saturdays from 10:00 a.m. until 2:00 p.m. Call them with your account and tax-related questions during these extended hours.

Thank you for investing in State Street Research.


Sincerely,

/s/ Ralph F. Verni
    Ralph F. Verni
    Chairman
    December 31, 1997

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.


(1) The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely traded common stocks. The Lehman Brothers Aggregate Bond and Municipal Bond Indices are commonly used measures of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2) +9.35% for Class B shares; +9.23% for Class C shares; +10.33% for Class S shares.

(3) Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also assumes reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(4) All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(5) Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "C" share contingent deferred sales charges where applicable.

(6) Before November 1, 1997 Class C shares were designated Class D, and Class S shares were designated Class C.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 1997)
--------------------------------------------------------------------------------
Total Value of $10,000 Invested on 12/31/873
(Class A shares, at maximum applicable sales charge)

[PLOT POINTS FOR MOUNTAIN CHART]

12/87           9550
12/88          10838
12/89          11881
12/90          12455
12/91          13924
12/92          15222
12/93          17066
12/94          15888
12/95          18522
12/96          19065
12/97          21004


SEC Average Annual Compound
Rates of Return
(at maximum applicable sales charge)(4),(5),(6)

             10 Years      5 Years        1 Year
            ----------   -----------   -----------
Class A     +7.70%       +5.67%         +5.21%
---------   -----        -----         ------
Class B     +7.83%       +5.61%         +4.35%
---------   -----        -----         ------
Class C     +7.82%       +5.90%         +8.23%
---------   -----        -----         ------
Class S     +8.30%       +6.85%        +10.33%

Average Annual Returns
(do not reflect sales charge)(4),(6)

             10 Years      5 Years        1 Year
            ----------   -----------   -----------
Class A     +8.21%       +6.65%        +10.17%
---------   -----        -----         ------
Class B     +7.84%       +5.93%         +9.35%
---------   -----        -----         ------
Class C     +7.82%       +5.90%         +9.23%
---------   -----        -----         ------
Class S     +8.31%       +6.85%        +10.33%

                             Taxable
                            Equivalent
                              Yield
                           (36% federal
             SEC Yield     tax bracket)
            -----------   -------------
Class A     4.47%         6.98%
---------   ----          ----
Class B     3.93%         6.19%
---------   ----          ----
Class C     3.93%         6.19%
---------   ----          ----
Class S     4.94%         7.72%
---------   ----          ----

SEC yield is based on the net investment income produced for the 30 days ended December 31, 1997. A small portion of the Fund's income may be subject to state and local tax; investors should consult their tax adviser.

PORTFOLIO MANAGER'S REVIEW

Strategy, environment help boost performance

                      We spoke with Paul Clifford, portfolio manager of State Street Research Tax-Exempt Fund, about the Fund's performance for the year ended December 31, 1997 and his views on the period ahead.

                      Q: How did the Fund perform last year?

[Photo: Paul Clifford]
  Paul Clifford
Portfolio Manager
                      A: It was a good year for the Fund relative to its peer group. Class A shares returned +10.17% for the 12 months ended December 31, 1997 [without sales charge].(2) That was higher than the average general municipal debt fund, which returned 9.11%, as reported by Lipper Analytical Services. The Fund also outperformed the Lehman Brothers Municipal Bond Index, which gained 9.19% for the same period.

Q: What accounted for the Fund's strong performance?

A: The economic environment was favorable. Inflation was low and growth was steady. Several strategic moves also helped the Fund. For example, we positioned a portion of the portfolio to take advantage of the economic environment by investing in the types of bonds that offer the potential for capital appreciation through market changes and quality spreads. High-yield municipals, uninsured and zero-coupon bonds fall into this category.

Q: What is a spread?

A: The spread is the difference between the yield on bonds of similar maturity but different quality. For example, if an insured 5-year municipal bond yields 4.0%, an uninsured bond of the same maturity typically trades at a slightly higher yield--and the difference between the two yields is known as the spread. The relationship makes sense because investors expect to be compensated for higher risk with higher yields. However, if the perceived risk goes down, because interest rates decline or credit quality improves, the spread narrows. The value of the higher yielding bonds rises, and the Fund can gain through capital appreciation.

Q: What other strategic decisions helped the Fund?

A: We gradually lengthened the Fund's duration. Duration is a measure of a bond's sensitivity to changing interest rates. The longer the duration, the more a bond's value is likely to change as interest rates go up or down. With a slightly longer duration, the Fund benefited when interest rates declined in the second half of the year.

Q: What criteria do you consider in choosing bonds for the Fund?

A: We focus our efforts on credit research. That means we pay a lot of attention to how sound an investment is relative to the price it is trading at. We are very selective. And, because the Fund is a very manageable size, when we make good investments, it can really enhance the Fund's performance.

Q: Can you give an example?

A: We bought a sizable position in bonds of the University of Hartford, a metropolitan college with a history of improving operating conditions. Although the bonds are investment grade, they are not insured. The trade-off, however, is that they offered a higher yield than the average insured bond. When credit spreads narrowed, these bonds made a substantial contribution to the Fund's performance.

Q: Are uninsured bonds more risky?

A: That's where research plays a vital role. In many situations the market's perception of risk is greater than the actual risk associated with a particular bond. Of course, there is no guarantee. But when we are right, we have the opportunity to add significant value for our shareholders.

Q: What is your outlook for the economy, the tax-free bond market, and the Fund?

A: The U.S. economy continues to grow at a moderate pace. Inflation remains stable, and the Federal Reserve appears to be on hold as continued pressure on Asian currencies and stock markets makes a rise in interest rates in the U.S. less likely. In addition, demand for tax-free bonds still appears to be strong and supply is tight. That's a fortunate combination for the period ahead.

December 31, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Bond Quality Ratings*
(by percentage of portfolio)
---------------------------------[PIE CHART]------------------------------------

                                 A         10%
                                 AA        19%
                                 AAA       21%
                                 BBB       39%
                                 <BBB      11%

--------------------------------------------------------------------------------

Top 5 State Representations
(by percentage of net assets)
----------------------------------[BAR CHART]-----------------------------------

                            California          15.1%
                            Florida             10.8%
                            New York             8.3%
                            Texas                8.0%
                            Connecticut          6.3%
                            Total: 48.5%

--------------------------------------------------------------------------------

Top 5 Sectors
(by percentage of net assets)
----------------------------------[BAR CHART]-----------------------------------

                College and university                       9.6%
                Industrial development/pollution control     9.3%
                Special sales tax                            8.3%
                Power                                        8.1%
                Life care                                    6.7%
                Total: 42.0%

--------------------------------------------------------------------------------

Quality ratings based on those provided by Standard & Poor's Corp. and/or equivalent ratings by Moody's Investors Service, Inc.

*19% of the above bonds were unrated and included among relevant rating categories as determined by the Fund's manager.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
December 31, 1997


                                        Principal            Maturity              Value
                                          Amount               Date              (Note 1)
                                   ------------------- -------------------   ----------------
MUNICIPAL BONDS 102.9%
California 15.1%
Santa Clara County Financing
Authority, (VMC Facility
Replacement Project), 1994
Series A Bonds, AMBAC
Insured, 7.75% ................... $1,000,000          11/15/2008            $ 1,276,660
South Orange County Public
Financing Authority, Special Tax
Revenue Bonds, 1994 Series B
(Junior Lien Bonds), 7.00%* ......  1,000,000           9/01/2009              1,039,550
Foothill/Eastern Transportation
Corridor Agency, Series 1995A
Senior Lien Convertible Capital
Appreciation Bonds, 0.00% ........  1,695,000           1/01/2010              1,251,639
Port Hueneme Redevelopment
Agency, Central Community
Project, 1993 Tax Allocation
Refunding Bonds, AMBAC
Insured, 5.50% ...................  1,800,000           5/01/2014              1,922,328
California Pollution Control
Financing Authority, Pollution
Control Refunding Revenue
Bonds, (San Diego Gas &
Electric Company), 1996 Series
A, 5.90% .........................  2,200,000           6/01/2014              2,440,636
Sacramento Power Authority,
Cogeneration Project Revenue
Bonds, (Procter & Gamble
Project), 1995 Series, 6.50% .....  1,300,000           7/01/2014              1,426,490
California Housing Finance
Agency, Home Mortgage
Revenue Bonds, 1994 Series G,
7.20% ............................  1,500,000           8/01/2014              1,653,795
City of Stockton, Revenue
Certificates of Participation,
1995 Series A, (Wastewater
Treatment Plant Expansion),
FGIC Insured, 6.70% ..............  1,000,000           9/01/2014              1,134,500
California Educational Facilities
Authority, Series 1994 Revenue
Bonds, (Southwestern
University Project), Series 1995,
MBIA Insured, 6.60% ..............  1,000,000          11/01/2014              1,111,830

                                        Principal            Maturity              Value
                                          Amount               Date              (Note 1)
                                   ------------------- -------------------   ----------------
County of Madera, California,
Certificates of Participation,
(Valley Childrens Hospital
Project), Series 1995, MBIA
Insured, 6.50% ................... $1,000,000           3/15/2015            $ 1,179,220
California Pollution Control
Financing Authority, Pollution
Control Revenue Bonds, (San
Diego Gas & Electric Company),
1991 Series A, Subject to AMT,
6.80% ............................    600,000           6/01/2015                721,368
Roseville Joint Union High
School District, 1992 General
Obligation Bonds, Series B,
FGIC Insured, 0.00% ..............  1,000,000           8/01/2015                409,270
Foothill/Eastern Transportation
Corridor Agency, Toll Road
Revenue Bonds Series 1995 A
(Fixed Rate), Capital
Appreciation Bonds, Senior Lien
Series A, 0.00% ..................  5,000,000           1/01/2019              1,597,950
San Joaquin Hills
Transportation Corridor Agency,
Toll Road Refunding Revenue
Bonds, Series 1997A,
Convertible Capital
Appreciation Bonds, MBIA
Insured, 0.00% ...................  5,000,000           1/15/2019              3,166,750
City of Long Beach, California,
Harbor Revenue Refunding
Bonds, Series 1998A, Subject
to AMT, FGIC Insured, 6.00%+......  4,000,000           5/15/2019              4,470,360
Fresno Sewer Revenue Bonds,
Series A-1, AMBAC Insured,
5.25% ............................  5,100,000           9/01/2019              5,308,437
County of Sacramento, Laguna
Creek Ranch/Elliott Ranch
Community Facilities District
No.1, Improvement Area No. 2
Special Tax Refunding Bonds,
(Elliott Ranch), 6.30% ...........  1,500,000           9/01/2021              1,557,585

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           Principal        Maturity           Value
                                             Amount           Date           (Note 1)
                                      ------------------- ------------   ----------------
California (cont'd)
Anaheim Public Financing
Authority, Lease Revenue
Bonds, (Anaheim Public
Improvement Project),
Subordinate, 1997 Series C
Capital Appreciation Bonds,
FSA Insured, 0.00% .................. $3,125,000           9/01/2025     $  747,562
City of Davis, Public Facilities
Financing Authority, Local
Agency Revenue Bonds, 1997
Series A, 6.60% .....................  1,500,000           9/01/2025      1,583,535
San Joaquin Hills
Transportation Corridor Agency,
(Orange County, California),
Senior Lien Toll Road Revenue
Bonds, 7.00% ........................    950,000           1/01/2030      1,081,670
Foothill/Eastern Transportation
Corridor Agency, Toll Road
Revenue Bonds Series 1995A
Senior Lien, 6.50% ..................  6,000,000           1/01/2032      6,524,760
                                                                         ----------
                                                                         41,605,895
                                                                         ----------
Colorado 4.7%
E-470 Public Highway Authority,
Senior Revenue Bonds, Series
1997B, (Capital Appreciation
Bonds), MBIA Insured, 0.00% .........  5,000,000           9/01/2016      1,905,250
Eaglebend Affordable Housing
Corporation, Multifamily
Housing Project Revenue
Refunding Bonds, Series
1997A, 6.45% ........................  2,000,000           7/01/2021      2,068,860
Colorado Housing and Finance
Authority, Single Family
Program, 1997 Series B-2
Senior Bonds (AMT), 7.00% ...........  1,165,000           5/01/2026      1,323,230
Arapahoe County, Colorado,
Public Highway Authority,
Capital Improvement Trust
Fund, Highway Revenue Bonds
(E-470 Project), Pre-Refunded to
8/31/2005 @ 103, MBIA
Insured, 7.00% ......................  5,000,000           8/31/2026      5,962,150

                                           Principal        Maturity           Value
                                             Amount           Date           (Note 1)
                                      ------------------- ------------   ----------------
Colorado Housing and Finance
Authority, Single Family
Program, 1996 Series B-2
Senior Bonds, 7.45% ................. $1,500,000          11/01/2027     $1,716,840
                                                                         ----------
                                                                         12,976,330
                                                                         ----------
Connecticut 6.3%
State of Connecticut, Clean
Water Revenue Bonds, 1991
Series, Pre-Refunded to
1/1/2001 @ 102, 7.00% ...............  1,000,000           1/01/2011      1,099,920
State of Connecticut, Special
Tax Obligation Bonds,
Transportation Infrastructure
Purposes, 1991 Series A,
6.50% ...............................  1,500,000          10/01/2012      1,789,935
Connecticut Development
Authority, Pollution Control
Refunding Bonds, (Pfizer Inc.
Project-1982 Series), 6.55% .........  2,500,000           2/15/2013      2,765,575
State of Connecticut Health
and Educational Facilities
Authority, Revenue Bonds,
University of Hartford Issue,
Series D, 6.80% .....................  5,000,000           7/01/2022      5,319,250
State of Connecticut Health
and Educational Facilities
Authority, Revenue Bonds,
Quinnipiac College Issue,
Series D, 6.00% .....................  4,465,000           7/01/2023      4,592,163
Connecticut Development
Authority, Aquarium Project
Revenue Bonds, (Mystic
Marinelife Aquarium Project-
1997 Series A), 7.00% ...............  1,700,000          12/01/2027      1,811,673
                                                                         ----------
                                                                         17,378,516
                                                                         ----------
Florida 10.8%
Grand Haven Community
Development District (Flagler
County, Florida), Special
Assessment Bonds, Series
1997 A, 6.30% .......................  2,800,000           5/01/2002      2,882,628

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

                                     Principal            Maturity              Value
                                       Amount               Date              (Note 1)
                                ------------------- -------------------   ----------------
Florida (cont'd)
Heritage Harbor Development
District, (Hillsborough County,
Florida), Special Assessment
Revenue Bonds, Series 1997B,
6.00% ......................... $1,250,000           5/01/2003            $1,240,125
North Springs Improvement
District, (Broward County,
Florida), Special Assessment
Bonds, Series 1997B, (Parkland
Isles Project), 6.25% .........    500,000           5/01/2005               504,905
Orlando Utilities Commission,
Water and Electric
Subordinated Revenue Bonds,
Series D, 6.75% ...............  5,000,000          10/01/2017             6,153,850
Grand Haven Community
Development District (Flagler
County, Florida), Special
Assessment Bonds, Series
1997 B, 6.90% .................    750,000           5/01/2019               792,608
North Springs Improvement
District, (Broward County,
Florida), Special Assessment
Bonds, Series 1997, (Heron Bay
Project), 7.00% ...............    745,000           5/01/2019               765,264
Martin County, Florida,
Pollution Control Revenue
Refunding Bonds, (Florida
Power & Light Company
Project), Series 1990, MBIA
Insured, 7.30% ................  1,250,000           7/01/2020             1,370,900
Orange County, Florida, Health
Facilities Authority, First
Mortgage Revenue Bonds,
Series 1996, (Orlando Lutheran
Towers, Inc.), 8.75% ..........  5,000,000           7/01/2026             5,895,200
Volusia County Educational
Facility Authority, Educational
Facilities Revenue Bonds,
(Embry-Riddle Aeronautical
University Project), Series
1996A, 6.125% .................  5,000,000          10/15/2026             5,322,150

                                     Principal            Maturity              Value
                                       Amount               Date              (Note 1)
                                ------------------- -------------------   ----------------
Northern Palm Beach County,
Florida, Improvement District,
Water Control and
Improvement Bonds, Unit of
Development No. 9A, Series
1996A, 7.30% .................. $3,000,000           8/01/2027            $3,281,580
Housing Authority of Lee
County, Florida, Single Family
Mortgage Revenue Bonds,
(Multi-County Program), Series
1996A, Subseries 2, Subject to
AMT, 7.50% ....................  1,265,000           9/01/2027             1,454,383
                                                                          ----------
                                                                          29,663,593
                                                                          ----------
Georgia 4.2%
State of Georgia, General
Obligation Bonds, Series
1992B, 6.25% ..................  4,300,000           3/01/2011             4,957,169
State of Georgia, General
Obligation Bonds, Series 1994E,
6.75% .........................  1,000,000          12/01/2012             1,214,220
Metropolitan Atlanta Rapid
Transit Authority, Georgia,
Sales Tax Revenue Bonds,
Refunding Series P, AMBAC
Insured, 6.25% ................  4,700,000           7/01/2020             5,516,108
                                                                          ----------
                                                                          11,687,497
                                                                          ----------
Hawaii 2.0%
State of Hawaii, Airports
System Revenue Bonds, Second
Series of 1991, MBIA Insured,
Subject to AMT, 7.00% .........  5,000,000           7/01/2018             5,450,800
                                                                          ----------
Illinois 3.4%
City of Chicago, Illinois, Gas
Supply Revenue Bonds, 1985
Series B (The Peoples Gas
Light and Coke Company
Project), 7.50% ...............  3,000,000           3/01/2015             3,246,630
Illinois Health Facilities
Authority, Revenue Bonds,
Series 1997, (Holy Family
Medical Center), MBIA Insured,
5.00% .........................  5,000,000           8/15/2027             4,784,000

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         Principal            Maturity              Value
                                           Amount               Date              (Note 1)
                                    ------------------- -------------------   ----------------
Illinois (cont'd)
City of Chicago, Collateralized
Single Family Mortgage
Revenue Bonds, Series 1997-B,
6.95% ............................. $1,200,000           9/01/2028            $1,350,060
                                                                              ----------
                                                                               9,380,690
                                                                              ----------
Maine 1.5%
Finance Authority of Maine,
Revenue Obligation Securities,
(Huntington Common Project),
Series 1997A, 7.50% ...............  4,000,000           9/01/2027             4,179,680
                                                                              ----------
Maryland 2.0%
Howard County, Maryland,
Multifamily Mortgage
Refunding Bonds, Series 1994,
(Chase Glen Project),
Mandatory Put 7/1/2004 @
100, 7.00% ........................  5,000,000           7/01/2024             5,566,200
                                                                              ----------
Massachusetts 4.6%
Massachusetts Industrial
Finance Agency, First Mortgage
Revenue Bonds, (Brookhaven
Retirement Community,
Lexington-1994 Issue),
Series A, 6.75% ...................  4,500,000           1/01/2001             4,756,725
Massachusetts Industrial
Finance Agency, First Mortgage
Revenue Bonds, (Berkshire
Retirement Community, Lenox-
1994 Issue) Series A, 6.375% ......  1,500,000           7/01/2005             1,597,605
Massachusetts Bay
Transportation Authority,
General Transportation System
Bonds, 1994 Series A,
Refunding Bonds, 7.00% ............  3,385,000           3/01/2014             4,163,076
Massachusetts Industrial
Finance Agency, (Marina Bay
LLC Project-1997 Issue), 7.50%.....  2,000,000          12/01/2027             2,008,300
                                                                              ----------
                                                                              12,525,706
                                                                              ----------
Michigan 0.7%
State Building Authority, State
of Michigan, 1997 Revenue
Bonds, Series II (Facilities
Program), AMBAC Insured,
0.00% .............................  2,000,000          10/15/2011             1,022,520

                                         Principal            Maturity              Value
                                           Amount               Date              (Note 1)
                                    ------------------- -------------------   ----------------
State Building Authority, State
of Michigan, 1997 Revenue
Bonds, Series II (Facilities
Program), AMBAC Insured,
0.00% ............................. $1,940,000          10/15/2012            $  936,554
                                                                              ----------
                                                                               1,959,074
                                                                              ----------
Minnesota 1.5%
Northern Municipal Power
Agency, (Minnesota), Electric
System Revenue Bonds,
Refunding Series 1998, FSA
Insured, 5.40%+ ...................  2,000,000           1/01/2015             2,037,400
Minnesota Housing Finance
Authority, Single Family
Mortgage Bonds, 1994
Series E, 5.90% ...................  2,085,000           7/01/2025             2,188,687
                                                                              ----------
                                                                               4,226,087
                                                                              ----------
Nevada 5.0%
North Las Vegas, Nevada,
Local Special Improvements
District No. 707, 7.10%* ..........  3,500,000           6/01/2016             3,643,045
Clark County School District,
Nevada, General Obligation
(Limited Tax), Building and
Renovation Bonds, Series
1997B, FGIC Insured, 5.25% ........  5,045,000           6/15/2017             5,097,317
State of Nevada, General
Obligation (Limited Tax) Bonds,
Nevada Municipal Bond Bank
Project Nos. 49 and 50, Series
November 1, 1995A, FGIC
Insured, 5.50% ....................  5,000,000          11/01/2025             5,147,350
                                                                              ----------
                                                                              13,887,712
                                                                              ----------
New Hampshire 2.2%
New Hampshire Higher
Educational and Health
Facilities Authority, Revenue
Bonds, Dartmouth College
Issue, Series 1993, 5.375% ........  5,000,000           6/01/2023             5,049,850
New Hampshire Higher
Educational and Health
Facilities Authority, Revenue
Bonds, New Hampshire College
Issue, Series 1997, 6.375% ........  1,000,000           1/01/2027             1,057,050
                                                                              ----------
                                                                               6,106,900
                                                                              ----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

                                         Principal            Maturity              Value
                                           Amount               Date              (Note 1)
                                    ------------------- -------------------   ----------------
New Jersey 2.8%
New Jersey Transportation
Trust Fund Authority,
Transportation System Bonds,
1996 Series B, 5.00% .............. $5,000,000           6/15/2017            $4,969,100
New Jersey Educational
Facilities Authority, Seton Hall
University Project Revenue
Bonds, 1991 Series D, 7.00% .......  1,000,000           7/01/2021             1,074,090
New Jersey Health Care
Facilities Financing Authority,
Revenue and Refunding Bonds,
AHS Hospital Corporation
Issue, Series 1997 A, AMBAC
Insured, 5.00% ....................  1,750,000           7/01/2027             1,712,988
                                                                              ----------
                                                                               7,756,178
                                                                              ----------
New Mexico 1.6%
City of Farmington, New
Mexico, Pollution Control
Revenue Refunding Bonds,
1997 Series D, (Public Service
Company of New Mexico San
Juan Project), 6.375% .............  4,000,000           4/01/2022             4,307,400
                                                                              ----------
New York 8.3%
Port Authority of New York and
New Jersey, Special Project
Bonds, Series 4, KIAC Partners
Project, Subject to AMT,
6.75% .............................  5,000,000          10/01/2011             5,583,200
The City of New York, General
Obligation Refunding Bonds,
Fiscal 1991, Series B, 7.75%* .....  3,990,000           2/01/2012             4,507,503
New York Local Government
Assistance Corp., (A Public
Benefit Corporation of the
State of New York), Series
1993E Refunding Bonds, 6.00%.......  5,000,000           4/01/2014             5,622,500
Dormitory Authority of the
State of New York, Department
of Health of the State of New
York, Revenue Bonds, Series
1996, 5.75% .......................  5,000,000           7/01/2017             5,166,950

                                         Principal            Maturity              Value
                                           Amount               Date              (Note 1)
                                    ------------------- -------------------   ----------------
Port Authority of New York and
New Jersey, Special Project
Bonds, Series 6, JFK
International Air Terminal LLC
Project, Subject to AMT, MBIA
Insured, 5.75% .................... $2,000,000          12/01/2022            $2,100,220
                                                                              ----------
                                                                              22,980,373
                                                                              ----------
North Carolina 2.8%
North Carolina Housing Finance
Agency, Multifamily Revenue
Refunding Bonds, (1992
Refunding Bond Resolution),
Series B, 6.90% ...................  7,000,000           7/01/2024             7,584,780
                                                                              ----------
Ohio 3.8%
County of Miami, Ohio,
Hospital Facilities Revenue
Refunding and Improvement
Bonds, Series 1996A, (Upper
Valley Medical Center), 6.25%......  2,500,000           5/15/2016             2,664,650
City of Cleveland, Ohio, Public
Power System Improvement
First Mortgage Revenue
Refunding Bonds, Series 1991
B, 7.00% ..........................  7,000,000          11/15/2017             7,754,530
                                                                              ----------
                                                                              10,419,180
                                                                              ----------
Oklahoma 1.1%
Tulsa Industrial Authority,
Revenue and Refunding Bonds,
(The University Of Tulsa),
Series 1996A, MBIA Insured,
5.00% .............................  3,000,000          10/01/2022             2,945,430
                                                                              ----------
Pennsylvania 5.7%
Montgomery County Industrial
Development Authority, Health
Facilities Revenue Bonds,
Series of 1993, (ECRI Project),
6.40% .............................    680,000           6/01/2003               717,964
Montgomery County Higher
Education and Health Authority,
Pennsylvania, Northwestern
Corp., 6.50% ......................  1,140,000           6/01/2004             1,235,498

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          Principal            Maturity              Value
                                            Amount               Date              (Note 1)
                                     ------------------- -------------------   ----------------
Pennsylvania (cont'd)
City of Philadelphia,
Pennsylvania, Airport Revenue
Refunding Bonds, (Philadelphia
Airport System), Series 1998A
(AMT), FGIC Insured, 6.00%+ ........ $2,750,000           6/15/2008            $3,037,458
Pennsylvania Economic
Development Financing
Authority, Resource Recovery
Revenue Bonds, (Northampton
Generating Project), Series
1994A, 6.40% .......................  2,500,000           1/01/2009             2,653,750
Pennsylvania Economic
Development Financing
Authority, Resource Recovery
Revenue Bonds, (Colver
Project), Series 1994D, Subject
to AMT, 7.05% ......................  1,000,000          12/01/2010             1,111,480
Scranton-Lackawanna Health
and Welfare Authority, City of
Scranton, Lackawanna County,
Pennsylvania, Hospital Revenue
Bonds (Moses Taylor Hospital
Project), Series of 1997, 6.20%.....  2,500,000           7/01/2017             2,667,300
Montgomery County Industrial
Development Authority,
Pollution Control Revenue
Refunding Bonds, 1991 Series
A, (Philadelphia Electric Co.
Project), Subject to AMT,
7.60% ..............................  1,000,000           4/01/2021             1,092,160
Philadelphia Authority for
Industrial Development,
Commercial Development
Revenue Refunding Bonds,
(Doubletree Guest Suites
Project), Series 1997A, 6.50% ......  3,000,000          10/01/2027             3,167,100
                                                                               ----------
                                                                               15,682,710
                                                                               ----------
Tennessee 2.1%
City of Memphis, Tennessee,
Electric System Revenue
Refunding Bonds, Series of
1992, 6.00% ........................  2,250,000           1/01/2006             2,475,878

                                          Principal            Maturity              Value
                                            Amount               Date              (Note 1)
                                     ------------------- -------------------   ----------------
City of Memphis, Tennessee,
Water Division Revenue
Refunding Bonds, Series of
1992-A, 6.00% ...................... $3,000,000           1/01/2012            $3,225,300
                                                                               ----------
                                                                                5,701,178
                                                                               ----------
Texas 8.0%
Texas Municipal Power Agency,
Refunding Revenue Bonds,
Series 1991A, AMBAC Insured,
6.75% ..............................  1,000,000           9/01/2012             1,100,840
Harris County, Texas, General
Obligation Unlimited Tax,
Refunding and Toll Road
Subordinate Lien, Revenue
Bonds, Series 1991, 6.75% ..........  5,750,000           8/01/2014             6,324,482
Texas Public Finance Authority,
State of Texas General
Obligation Refunding Bonds,
Series 1997, 0.00% .................  5,000,000          10/01/2014             2,187,850
Denison Hospital Authority,
Hospital Revenue Bonds,
(Texoma Medical Center, Inc.
Project), Series 1997, 6.125% ......  1,000,000           8/15/2017             1,061,620
Dallas-Fort Worth International
Airport, Facility Improvement
Corporation, American Airlines,
Inc., Revenue Bonds, Series
1990, 7.50% ........................  5,250,000          11/01/2025             5,738,670
Alliance Airport Authority, Inc.,
Special Facilities Revenue
Bonds, Series 1990, (American
Airlines Inc. Project), 7.50% ......  5,000,000          12/01/2029             5,477,100
                                                                               ----------
                                                                               21,890,562
                                                                               ----------
Utah 1.0%
Intermountain Power Agency,
Utah, Power Supply Revenue
Refunding Bonds, 1996 Series
A, MBIA Insured, 6.15% .............  2,500,000           7/01/2014             2,735,175
                                                                               ----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

                                                 Principal     Maturity                  Value
                                                   Amount        Date                   (Note 1)
                                                -----------   -----------            -------------
Wisconsin 1.7%
Wisconsin Housing and
Economic Development
Authority, Home Ownership
Revenue Bonds, 1992 Series 2,
Subject to AMT, 6.875% ........................ $4,250,000     9/01/2024             $  4,554,895
                                                                                      -----------
Total Municipal Bonds (Cost $260,417,913)..................                           283,152,541
                                                                                      -----------
SHORT-TERM OBLIGATIONS 0.4%
New York Local Government
Assistance Corp., (A Public
Benefit Corporation of the
State of New York), Series
1993B Refunding Bonds,
5.50% ..........................................   100,000     3/01/2005[dbldag]          100,000
Lone Star Airport Improvement
Authority, Inc., Multiple Mode
Demand Revenue Bonds, Issue
of 1984, (American Airlines,
Inc. Project), 5.00% ........................... 1,000,000    12/01/2014[dbldag]        1,000,000
                                                                                        ---------
Total Short-Term Obligations (Cost $1,100,000)....................................      1,100,000
                                                                                        ---------
Total Investments (Cost $261,517,913)--103.3%.....................................    284,252,541
Cash and Other Assets, Less Liabilities--(3.3%) ..................................     (8,954,859)
                                                                                     ------------
Net Assets--100.0% ...............................................................   $275,297,682
                                                                                     ============
Federal Income Tax Information:
At December 31, 1997, the net unrealized appreciation
 of investments based on cost for Federal income tax
 purposes of $261,517,913 was as follows:
Aggregate gross unrealized appreciation for all
 investments in which there is an excess of value
 over tax cost ...................................................................    $22,734,628
Aggregate gross unrealized depreciation for all
 investments in which there is an excess of tax
 cost over value .................................................................             --
                                                                                      -----------
                                                                                      $22,734,628
                                                                                      ===========

--------------------------------------------------------------------------------

[dbldag] Interest rates on these obligations may reset daily.

       + The delivery and payment of this security is beyond the normal settlement time. The purchase price and interest rate are fixed at the trade date although interest is not earned until settlement date.

       * This security is being used to collateralize the delayed delivery purchase noted above. The total market value of segregated securities is $9,190,098.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1997

Assets
Investments, at value (Cost $261,517,913) (Note 1) .............  $284,252,541
Cash ...........................................................        54,070
Interest receivable ............................................     4,980,026
Receivable for securities sold .................................     3,269,510
Receivable for fund shares sold ................................       100,395
Other assets ...................................................        22,070
                                                                  ------------
                                                                   292,678,612
Liabilities
Payable for securities purchased ...............................    16,399,680
Dividends payable ..............................................       298,682
Payable for fund shares redeemed ...............................       173,274
Accrued management fee (Note 2) ................................       127,624
Accrued transfer agent and shareholder services
  (Note 2) .....................................................       123,172
Accrued distribution and service fees (Note 4) .................        91,950
Accrued trustees' fees (Note 2) ................................        22,606
Other accrued expenses .........................................       143,942
                                                                  ------------
                                                                    17,380,930
                                                                  ------------
Net Assets                                                        $275,297,682
                                                                  ============
Net Assets consist of:
 Undistributed net investment income ...........................  $    487,464
 Unrealized appreciation of investments ........................    22,734,628
 Accumulated net realized loss .................................      (683,961)
 Paid-in capital ...............................................   252,759,551
                                                                  ------------
                                                                  $275,297,682
                                                                  ============
Net Asset Value and redemption price per share of
  Class A shares ($209,551,674 [divided by] 24,634,800 shares)           $8.51
                                                                         =====
Maximum Offering Price per share of Class A shares
  ($8.51 [divided by] .955) ....................................         $8.91
                                                                         =====
Net Asset Value and offering price per share of
  Class B shares ($54,093,140 [divided by] 6,359,801 shares)*...         $8.51
                                                                         =====
Net Asset Value and offering price per share of
  Class C shares ($2,835,939 [divided by] 333,565 shares)* .....         $8.50
                                                                         =====
Net Asset Value, offering price and redemption price
  per share of Class S shares ($8,816,929 [divided by]
  1,038,945 shares) ............................................         $8.49
                                                                         =====

--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended December 31, 1997

Investment Income
Interest .................................................    $16,428,006

Expenses
Management fee (Note 2) ..................................      1,510,208
Transfer agent and shareholder services (Note 2) .........        415,570
Custodian fee ............................................        144,959
Reports to shareholders ..................................         70,924
Registration fees ........................................         45,605
Audit fee ................................................         38,146
Service fee-Class A (Note 4) .............................        530,251
Distribution and service fees-Class B (Note 4) ...........        510,821
Distribution and service fees-Class C (Note 4) ...........         29,009
Trustees' fees (Note 2) ..................................         27,703
Legal fees ...............................................          7,089
Miscellaneous ............................................         11,498
                                                              -----------
                                                                3,341,783
                                                              -----------
Net investment income ....................................     13,086,223
                                                              -----------
Realized and Unrealized Gain (Loss) on
  Investments and Futures Contracts
Net realized gain on investments (Notes 1 and 3) .........      3,899,015
Net realized loss on futures contracts (Note 1) ..........       (114,912)
                                                              -----------
 Total net realized gain .................................      3,784,103
Net unrealized appreciation of investments ...............      8,918,360
                                                              -----------
Net gain on investments and futures contracts ............     12,702,463
                                                              -----------
Net increase in net assets resulting from operations .....    $25,788,686
                                                              ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                           Years ended December 31
                                     -----------------------------------
                                           1996               1997
------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income ............   $ 14,218,877       $ 13,086,223
Net realized gain (loss) on
  investments and futures
  contracts ......................     (1,834,226)         3,784,103
Net unrealized appreciation
  (depreciation) of
  investments ....................     (4,864,350)         8,918,360
                                     ------------       ------------
Net increase resulting from
  operations .....................      7,520,301         25,788,686
                                     ------------       ------------
Dividends from net
  investment income:
  Class A ........................    (11,329,888)       (10,117,491)
  Class B ........................     (2,112,558)        (2,053,700)
  Class C ........................       (108,938)          (116,036)
  Class S ........................       (810,073)          (427,971)
                                     ------------       ------------
                                      (14,361,457)       (12,715,198)
                                     ------------       ------------
Net decrease from fund share
  transactions (Note 5) ..........    (38,189,738)       (24,771,115)
                                     ------------       ------------
Total decrease in net assets .....    (45,030,894)       (11,697,627)

Net Assets
Beginning of year ................    332,026,203        286,995,309
                                     ------------       ------------
End of year (including
  undistributed net
  investment income of
  $118,283 and $487,464,
  respectively) ..................   $286,995,309       $275,297,682
                                     ============       ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1997

Note 1

State Street Research Tax-Exempt Fund (the "Fund"), is a series of State Street Research Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in August, 1986. The Trust consists presently of two separate funds: State Street Research Tax-Exempt Fund and State Street Research New York Tax-Free Fund.

The investment objective of the Fund is to seek a high level of interest income exempt from federal income taxes. In seeking to achieve its investment objective, the Fund invests primarily in tax-exempt debt obligations which the investment manager believes will not involve undue risk.

The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. Dividends

Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1997, the Fund had a capital loss carryforward of $99,523 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2004. As part of a merger that occurred December 15, 1995, the Fund acquired from State Street Research Florida Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund a capital loss carryforward of $379,027, of which $70,949 and $308,078 expires on December 31, 2001 and 2002, respectively. The Fund's use of such capital loss carryforward may be limited under current tax laws.

F. Futures Contracts

The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. During the year ended December 31, 1997, there were no loaned securities.

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1997, the fees pursuant to such agreement amounted to $1,510,208.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1997, the amount of such expenses was $75,169.

The fees of the Trustees not currently affiliated with the Adviser amounted to $27,703 during the year ended December 31, 1997.

Note 3

For the year ended December 31, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $168,797,458 and $185,685,527, respectively.

Note 4

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1997, fees pursuant to such plan amounted to $530,251, $510,821 and $29,009 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $58,730 and $358,291, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1997, and that MetLife Securities, Inc. earned commissions aggregating $250,218 on sales of Class B shares, and the Distributor collected contingent deferred sales charges aggregating $163,953 and $5,380 on redemptions of Class B and Class C shares, respectively, during the same period.

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Note 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                                          Years ended December 31
                                                  -----------------------------------------------------------------------
                                                                 1996                                 1997
                                                  ----------------------------------   ----------------------------------
Class A                                                Shares            Amount             Shares            Amount
-----------------------------------------------   ---------------   ----------------   ---------------   ----------------
Shares sold ...................................       3,002,670      $  23,933,082         2,065,831      $  16,933,303
Issued upon reinvestment of dividends .........       1,019,921          8,152,263           893,473          7,340,108
Shares repurchased ............................      (7,148,451)       (57,087,469)       (5,888,583)       (48,161,322)
                                                     ----------      -------------        ----------      -------------
Net decrease ..................................      (3,125,860)     $ (25,002,124)       (2,929,279)     $ (23,887,911)
                                                     ==========      =============        ==========      =============
Class B                                               Shares             Amount            Shares             Amount
------------------------------------------------     ----------      -------------        ----------      -------------
Shares sold ...................................       1,380,510      $  11,106,098         1,029,241      $   8,463,587
Issued upon reinvestment of dividends .........         183,701          1,368,769           187,485          1,540,633
Shares repurchased ............................      (1,461,750)       (11,643,649)       (1,237,297)       (10,121,203)
                                                     ----------      -------------        ----------      -------------
Net increase (decrease) .......................         102,461      $     831,218           (20,571)     $    (116,983)
                                                     ==========      =============        ==========      =============
Class C (Formerly Class D)                            Shares             Amount            Shares             Amount
------------------------------------------------     ----------      -------------        ----------      -------------
Shares sold ...................................         252,936      $   2,023,533           154,375      $   1,262,199
Issued upon reinvestment of dividends .........           5,443             44,400             7,270             59,643
Shares repurchased ............................        (408,733)        (3,307,900)         (184,791)        (1,511,144)
                                                     ----------      -------------        ----------      -------------
Net decrease ..................................        (150,354)     $  (1,239,967)          (23,146)     $    (189,302)
                                                     ==========      =============        ==========      =============
Class S (Formerly Class C)                            Shares             Amount            Shares             Amount
------------------------------------------------     ----------      -------------        ----------      -------------
Shares sold ...................................         573,749      $   4,662,961            67,784      $     567,802
Issued upon reinvestment of dividends .........          49,208            392,454            34,030            279,608
Shares repurchased ............................      (2,257,037)       (17,834,280)         (174,445)        (1,424,329)
                                                     ----------      -------------        ----------      -------------
Net decrease ..................................      (1,634,080)     $ (12,778,865)          (72,631)     $    (576,919)
                                                     ==========      =============        ==========      =============

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                         Class A
                                               -----------------------------------------------------------
                                                                 Years ended December 31
                                               -----------------------------------------------------------
                                                   1993        1994        1995        1996        1997
                                               ----------- ----------- ----------- ----------- -----------
Net asset value, beginning of year ($)               7.94        8.43        7.46        8.26        8.10
                                                    -----       -----       -----      ------       -----
 Net investment income ($)                           0.40        0.40        0.39        0.39        0.40
 Net realized and unrealized gain (loss) on
  investments and futures contracts ($)              0.54       (0.98)       0.82       (0.16)       0.40
                                                    -----      ------       -----     -------       -----
Total from investment operations ($)                 0.94       (0.58)       1.21        0.23        0.80
                                                    -----      ------       -----     -------       -----
 Dividends from net investment income ($)           (0.39)      (0.38)      (0.41)      (0.39)      (0.39)
 Distributions from net realized gains ($)          (0.06)      (0.01)         --          --          --
                                                   ------      ------      ------     -------      ------
Total distributions ($)                             (0.45)      (0.39)      (0.41)      (0.39)      (0.39)
                                                   ------      ------      ------     -------      ------
Net asset value, end of year ($)                     8.43        7.46        8.26        8.10        8.51
                                                   ======      ======      ======     =======      ======
Total return(2) (%)                                 12.11       (6.90)      16.58        2.93       10.17
Ratios/supplemental data:
Net assets at end of year ($ thousands)           302,845     238,097     253,402     223,407     209,552
Ratio of operating expenses to average net
 assets (%)                                          1.20        1.20        1.13        1.04        1.08
Ratio of net investment income to average net
 assets (%)                                          4.85        5.07        4.95        4.82        4.91
Portfolio turnover rate (%)                         36.16       78.63       97.32      125.24       60.48

                                                                        Class B
                                               ---------------------------------------------------------
                                                                Years ended December 31
                                               ---------------------------------------------------------
                                                   1993(1)       1994       1995       1996       1997
                                               -------------- ---------- ---------- ---------- ---------
Net asset value, beginning of year ($)               8.25         8.43       7.46       8.26      8.10
                                                    -----        -----      -----     ------     -----
 Net investment income ($)                           0.19         0.34       0.33       0.32      0.34
 Net realized and unrealized gain (loss) on
  investments and futures contracts ($)              0.24        (0.97)      0.82      (0.15)     0.40
                                                    -----       ------      -----    -------     -----
Total from investment operations ($)                 0.43        (0.63)      1.15       0.17      0.74
                                                    -----       ------      -----    -------     -----
 Dividends from net investment income ($)           (0.19)       (0.33)     (0.35)     (0.33)    (0.33)
 Distributions from net realized gains ($)          (0.06)       (0.01)        --         --        --
                                                   ------       ------     ------    -------    ------
Total distributions ($)                             (0.25)       (0.34)     (0.35)     (0.33)    (0.33)
                                                   ------       ------     ------    -------    ------
Net asset value, end of year ($)                     8.43         7.46       8.26       8.10      8.51
                                                   ======       ======     ======    =======    ======
Total return(2) (%)                                  5.20(3)     (7.59)     15.72       2.15      9.35
Ratios/supplemental data:
Net assets at end of year ($ thousands)            27,695       35,338     51,827     51,710    54,093
Ratio of operating expenses to average net
 assets (%)                                          1.95(4)      1.95       1.88       1.79      1.83
Ratio of net investment income to average net
 assets (%)                                          3.93(4)      4.35       4.19       4.07      4.15
Portfolio turnover rate (%)                         36.16        78.63      97.32     125.24     60.48

                                                             Class C (Formerly Class D)
                                               ------------------------------------------------------
                                                              Years ended December 31
                                               ------------------------------------------------------
                                                   1993(1)       1994      1995      1996      1997
                                               -------------- --------- --------- --------- ---------
Net asset value, beginning of year ($)               8.25        8.43      7.46      8.25      8.10
                                                    -----       -----     -----    ------     -----
 Net investment income ($)                           0.19        0.34      0.33      0.32      0.34
 Net realized and unrealized gain (loss) on
  investments and futures contracts ($)              0.23       (0.97)     0.81     (0.14)     0.39
                                                    -----      ------     -----   -------     -----
Total from investment operations ($)                 0.42       (0.63)     1.14      0.18      0.73
                                                    -----      ------     -----   -------     -----
 Dividends from net investment income ($)           (0.18)      (0.33)    (0.35)    (0.33)    (0.33)
 Distributions from net realized gains ($)          (0.06)      (0.01)       --        --        --
                                                   ------      ------    ------   -------    ------
Total distributions ($)                             (0.24)      (0.34)    (0.35)    (0.33)    (0.33)
                                                   ------      ------    ------   -------    ------
Net asset value, end of year ($)                     8.43        7.46      8.25      8.10      8.50
                                                   ======      ======    ======   =======    ======
Total return(2) (%)                                  5.19(3)    (7.59)    15.58      2.28      9.23
Ratios/supplemental data:
Net assets at end of year ($ thousands)             1,115         958     4,183     2,889     2,836
Ratio of operating expenses to to average net
 assets (%)                                          1.99(4)     1.95      1.88      1.79      1.83
Ratio of net investment income to average net
 assets (%)                                          3.92(4)     4.31      4.13      4.06      4.16
Portfolio turnover rate (%)                         36.16       78.63     97.32    125.24     60.48

                                                             Class S (Formerly Class C)
                                               -------------------------------------------------------
                                                               Years ended December 31
                                               -------------------------------------------------------
                                                   1993(1)       1994      1995       1996      1997
                                               -------------- --------- ---------- --------- ---------
Net asset value, beginning of year ($)                8.25        8.41       7.45      8.24      8.09
                                                     -----       -----      -----    ------     -----
 Net investment income ($)                            0.23        0.42       0.40      0.39      0.42
 Net realized and unrealized gain (loss) on
  investments and futures contracts ($)               0.22       (0.96)      0.81     (0.13)     0.39
                                                     -----       -----      -----    ------     -----
Total from investment operations ($)                  0.45       (0.54)      1.21      0.26      0.81
                                                     -----       -----      -----    ------     -----
 Dividends from net investment income ($)            (0.23)      (0.41)     (0.42)    (0.41)    (0.41)
 Distributions from net realized gains ($)           (0.06)      (0.01)        --        --        --
                                                     -----       -----     ------    ------     -----
Total distributions ($)                              (0.29)      (0.42)     (0.42)    (0.41)    (0.41)
                                                     -----       -----     ------    ------     -----
Net asset value, end of year ($)                      8.41        7.45       8.24      8.09      8.49
                                                     =====       =====     ======    ======     =====
Total return(2) (%)                                   5.54(3)    (6.56)     16.76      3.30     10.33
Ratios/supplemental data:
Net assets at end of year ($ thousands)                477         334     22,614     8,990     8,817
Ratio of operating expenses to to average net
 assets (%)                                           0.96(4)     0.95       0.88      0.79      0.83
Ratio of net investment income to average net
 assets (%)                                           4.92(4)     5.26       4.85      5.04      5.15
Portfolio turnover rate (%)                          36.16       78.63      97.32    125.24     60.48

--------------------------------------------------------------------------------
(1)  June 7, 1993 (commencement of share class designations) to December 31,
     1993.

(2)  Does not reflect any front-end or contingent deferred sales charges.

(3)  Not annualized.

(4)  Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Tax-Exempt Trust and the Shareholders of State Street Research Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Tax-Exempt Fund (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 6, 1998

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research Tax-Exempt Fund had a strong year. Class A shares returned +10.17% [without sales charge] for the 12 months ended December 31, 1997. This total return performance was higher than that of the average general municipal debt fund tracked by Lipper Analytical Services, which returned 9.11% for the same period. The Lehman Brothers Municipal Bond Index gained 9.19% for the same period.

The Fund invests primarily in tax-exempt debt obligations with an emphasis on research to maximize return and manage risk.

A generally favorable economic environment helped the Fund's performance during the year. The manager increased the Fund's investments in higher-yielding, uninsured and zero coupon bonds and gradually lengthened the Fund's duration. As interest rates came down during the year and the supply of new bonds remained low, the Fund's return got a boost from capital appreciation.

With a favorable outlook for both the economy and inflation, the outlook for the Fund remains positive for the period ahead.

December 31, 1997

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "C" share contingent deferred sales charges where applicable. Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C. The Lehman Brothers Municipal Bond Index is a commonly used measure of bond market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                    Change In Value Of $10,000 Based On The
                    Lehman Municipal Bond Index Compared To
                      Change In Value Of $10,000 Invested
                               In Tax-Exempt Fund

----------------------------------[LINE CHARTS]---------------------------------
                       Class A Shares

                         Average Annual Total Return
                         1 Year    5 Years   10 Years
                         +5.21%    +5.67%     +7.70%

                                              Lehman
                                            Municipal
                                 Tax-Exempt    Bond
                                    Fund      Index
                                   -----      -----
                       12/87      $ 9550     $10000
                       12/88       10838      11016
                       12/89       11881      12205
                       12/90       12455      13094
                       12/91       13924      14684
                       12/92       15222      15979
                       12/93       17066      17942
                       12/94       15888      17014
                       12/95       18522      19984
                       12/96       19065      20869
                       12/97       21004      22787



                       Class B Shares

                         Average Annual Total Return
                         1 Year    5 Years   10 Years
                         +4.35%    +5.61%     +7.83%

                                              Lehman
                                            Municipal
                                 Tax-Exempt    Bond
                                    Fund      Index
                                   -----      -----
                       12/87       10000      10000
                       12/88       11349      11016
                       12/89       12441      12205
                       12/90       13042      13094
                       12/91       14580      14684
                       12/92       15939      15979
                       12/93       17796      17942
                       12/94       16445      17014
                       12/95       19029      19984
                       12/96       19438      20869
                       12/97       21256      22787


                       Class C Shares

                         Average Annual Total Return
                         1 Year    5 Years   10 Years
                         +8.23%    +5.90%     +7.82%

                                              Lehman
                                            Municipal
                                 Tax-Exempt    Bond
                                    Fund      Index
                                   -----      -----
                       12/87       10000      10000
                       12/88       11349      11016
                       12/89       12441      12205
                       12/90       13042      13094
                       12/91       14580      14684
                       12/92       15939      15979
                       12/93       17794      17942
                       12/94       16443      17014
                       12/95       19004      19984
                       12/96       19437      20869
                       12/97       21231      22787


                       Class S Shares

                         Average Annual Total Return
                         1 Year    5 Years   10 Years
                         +10.33%   +6.85%     +8.30%


                                              Lehman
                                            Municipal
                                 Tax-Exempt    Bond
                                    Fund      Index
                                   -----      -----
                       12/87       10000      10000
                       12/88       11349      11016
                       12/89       12441      12205
                       12/90       13042      13094
                       12/91       14580      14684
                       12/92       15939      15979
                       12/93       17854      17942
                       12/94       16682      17014
                       12/95       19477      19984
                       12/96       20120      20869
                       12/97       22200      22787

--------------------------------------------------------------------------------

STATE STREET RESEARCH TAX-EXEMPT FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH TAX-EXEMPT
TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
Tax-Exempt Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Paul J. Clifford, Jr.
Vice President

John H. Kallis
Vice President

Thomas A. Shively
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial
Officer, St. Regis Corp.

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

[Back cover]

                                                                    Bulk Rate
State Street Research Tax-Exempt Fund                             U.S. Postage
One Financial Center                                                  PAID
Boston, MA 02111                                                  Randolph, MA
                                                                 Permit No. 600

Questions? Comments?
Call us at 1-800-562-0032
Write us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408
E-Mail us at:
     info@ssrfunds.com

[State Street Research logo] State Street Research

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied by a current State Street Research Tax-Exempt Fund prospectus. When used after March 31, 1998, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER:  4094-970819(0998)SSR-LD                         TE-393D-298IBS

[Front cover]

                             STATE STREET RESEARCH
                             NEW YORK TAX-FREE FUND

                             ANNUAL REPORT
                             December 31, 1997

                             -------------------------
                             WHAT'S INSIDE
                             -------------------------

                             From the Chairman

                             An exciting year
                             to be an investor

                             Portfolio Manager's Review

                             Steady economy,
                             strong bond market

                             Fund Information

                             Facts and figures

                             Plus, Complete Portfolio Holdings
                             and Financial Statements

----[Dalbar Seal]----
       Dalbar
Honors Commitment To:
      Investors
        1997
---------------------
   For Excellence
         in
 Shareholder Service

                                                     STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN


[Photo: Ralph F. Verni, Chairman]

                Dear Shareholder:

                In the past 12 months, both stock and bond investors have reaped the rewards of a very favorable financial environment. The nation's economy continued to expand at a moderate, but healthy pace. Inflation and interest rates remain low. Employment is high, personal income has increased and Americans are the most confident they have been in nearly 30 years. Even severe economic problems in Southeast Asia, which brought stocks down sharply in October, failed to dampen investor enthusiasm for very long. However, it reminded us that stock markets can go down as well as up.
Stocks

Although the U.S. stock market lost ground in October, it posted an unprecedented third consecutive year gain of 20%+. For the 12 months ended December 31, 1997, the S&P 500, a broad measure of common stock performance, was up 33.35%.(1) The stocks of large, established consumer companies led the market during the first half of the year. However, investors began to seek out less expensive small- and medium-sized companies in the third quarter. The turmoil in Asia was enough to unsettle investors, and once again they sought out large, blue chip companies late in the year.

Outside the U.S., Southeast Asian stock markets, which began to show signs of weakness late in the summer, took a beating in October and continued to struggle as the year ended. In Japan, stocks were held back by a weak economy and high-profile bankruptcies among financial companies. In Europe and Great Britain, business was upbeat, but stock returns were generally disappointing to American investors because of exchange rates.

Bonds

Bonds lagged stocks for most of the year but positive economic news and low interest rates ignited a bond market rally late in the year. In fact, the Lehman Brothers Aggregate Bond Index, a common benchmark for bond market performance, actually outperformed the S&P 500, 2.94% versus 2.87% in the fourth quarter.(1)

Looking Forward

While the environment for financial assets has been clouded by concerns that the turmoil in Southeast Asia could extend to the U.S., our outlook for both stocks and bonds remains relatively positive for 1998. It may not be realistic to expect stocks to deliver another year of double digit returns. However, inflation remains low, and there are few reasons for the Federal Reserve to raise interest rates. The big question is whether companies can continue to increase their profits. Even slower profit growth may dampen investor enthusiasm.

In closing, I'd like to remind you of our extended call-in hours for tax time. Starting March 1 and continuing through April 15, 1998, Service Center representatives will be available from 8:00 a.m. until 8:00 p.m. and on Saturdays from 10:00 a.m. until 2:00 p.m. Call them with your account and tax-related questions during these extended hours. Thank you for investing in State Street Research.

Sincerely,

/s/ Ralph F. Verni
    Ralph F. Verni
    Chairman
    December 31, 1997

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

(1) The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely traded common stocks. The Lehman Brothers Aggregate Bond and Municipal Bond Indices are commonly used measures of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2) +8.41% for Class B shares; +8.53% for Class C shares; +9.48% for Class S shares.

(3) Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also assumes reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(4) All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(5) Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "C" share contingent deferred sales charges where applicable.

(6) Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C.


--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended December 31, 1997)
--------------------------------------------------------------------------------

Total Value of $10,000 Invested at Fund's Inception on 7/5/89(3)
(Class A shares, at maximum applicable sales charge)


[Mountain chart]
                           7/89            9714
                          12/90           10036
                          12/91           11428
                          12/92           12465
                          12/93           14108
                          12/94           13256
                          12/95           15259
                          12/96           15820
                          12/97           17279


SEC Average Annual Compound Rates of Return
(at maximum applicable sales charge)(4),(5),(6)
--------------------------------------------------------
              Life of Fund
             (since 7/5/89)      5 Years        1 Year
--------------------------------------------------------
Class A           +6.65%          +5.77%        +4.31%
--------------------------------------------------------
Class B           +6.80%          +5.71%        +3.41%
--------------------------------------------------------
Class C           +6.81%          +6.04%        +7.53%
--------------------------------------------------------
Class S           +7.38%          +7.01%        +9.48%
--------------------------------------------------------

Average Annual Returns
(do not reflect sales charge)4,6
--------------------------------------------------------
              Life of Fund
             (since 7/5/89)      5 Years        1 Year
--------------------------------------------------------
Class A           +7.23%          +6.75%        +9.22%
--------------------------------------------------------
Class B           +6.80%          +6.03%        +8.41%
--------------------------------------------------------
Class C           +6.81%          +6.04%        +8.53%
--------------------------------------------------------
Class S           +7.39%          +7.01%        +9.48%
--------------------------------------------------------

                             Taxable
                            Equivalent
                              Yield
                           (36% federal
             SEC Yield     tax bracket)
----------------------------------------
Class A        +4.28%        +6.69%
----------------------------------------
Class B        +3.74%        +5.84%
----------------------------------------
Class C        +3.73%        +5.83%
----------------------------------------
Class S        +4.73%        +7.39%
----------------------------------------

SEC yield is calculated according to Securities and Exchange Commission requirements and is based on the net investment income produced for the 30 days ended December 31, 1997. A small portion of the Fund's income may be subject to state and local tax; investors should consult their tax adviser.

Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.

PORTFOLIO MANAGER'S REVIEW
Steady Economy, Strong Bond Market

                      We spoke with Paul Clifford, portfolio manager of State Street Research New York Tax-Free Fund, about the Fund's performance for the year ended December 31, 1997 and his views on the period ahead.

[Photo: Paul Clifford]
Paul Clifford
Portfolio Manager
                      Q: How did the Fund perform last year?
                      A: It was a good year for the Fund. Class A shares returned +9.22% for the 12 months ended
December 31, 1997 [without sales charge].(2) That was slightly higher than the average New York municipal debt fund, which returned 8.99%, as reported by Lipper Analytical Services. The Fund also outperformed the Lehman Brothers Municipal Bond Index, which gained 9.19% for the same period.

Q: What accounted for the Fund's strong performance?

A: The economic environment was favorable. Inflation was low and growth was steady. Several good strategic moves also helped performance. For example, we positioned a portion of the portfolio to take advantage of the economic environment by investing in the types of bonds that offer the potential for capital appreciation through market changes and quality spreads. High-yield New York municipals, uninsured and zero-coupon bonds fall into this category.

Q: What is a spread?

A: The spread is the difference between the yield on bonds of similar maturity but different quality. For example, if an insured 5-year municipal bond yields 4.0%, an uninsured bond of the same maturity typically trades at a slightly higher yield--and the difference between the two yields is known as the spread. The relationship makes sense because investors expect to be compensated for higher risk with higher yields. However, if the perceived risk goes down, because interest rates decline or credit quality improves, the spread narrows. The value of the higher yielding bonds rises, and the Fund can gain through capital appreciation.

Q: What other strategic decisions helped the Fund?

A: We gradually lengthened the Fund's duration. Duration is a measure of a bond's sensitivity to changing interest rates. The longer the duration, the more a bond's value is likely to change as interest rates go up or down. With a slightly longer duration, the Fund benefited when interest rates declined in the second half of the year.

Q: What criteria do you consider in choosing bonds for the Fund?

A: We focus our efforts on credit research. Our job is to estimate how sound an investment is relative to the price it is trading at. We are very selective. Because the Fund is a very manageable size, when we make good investments, it can really enhance the Fund's performance.

Q: How has the economy affected the market for New York bonds? A: The strong economy has been a plus for investors. Credit ratings for both the state and New York City have continued to improve, narrowing credit spreads and boosting the value of New York bonds. In fact, spreads on New York City bonds have narrowed about as much as any other issue of comparable quality in the market. And, because a strong economy has resulted in a higher wealth factor, the demand for municipal bonds remains high. That's helped performance, too.

Q: What is your outlook for the New York tax-free bond market and the Fund?

A: The local economy is strong and the mayor continues to do a good job of managing the city's fiscal issues. With no major threat to the environment on the horizon, and no immediate prospects for lower taxes, my outlook for New York tax-free bonds remains strong for the period ahead.

December 31, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Bond Quality Ratings*
(by percentage of portfolio)

---------------------------------[PIE CHART]------------------------------------

                                 A          7%
                                 AA        19%
                                 AAA       27%
                                 BB        12%
                                 BBB       35%

--------------------------------------------------------------------------------

Quality ratings based on those provided by Standard & Poor's Corp. and/or equivalent ratings by Moody's Investors Service, Inc.
*15% of the above bonds were unrated and included among relevant rating categories as determined by the Fund's manager.

Top 5 Sectors
(by percentage of net assets)

----------------------------------[BAR CHART]-----------------------------------

                    Lease                                 14.2%
                    City and local general obligation      9.8%
                    College and university                 8.4%
                    Water/sewer                            8.2%
                    County general obligation              7.1%
                    Total: 47.7%

--------------------------------------------------------------------------------

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
December 31, 1997

------------------------------------------------------------------------------------------------
                                           Principal            Maturity             Value
                                             Amount               Date              (Note 1)
------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 101.8%

General Obligation 18.4%

City of New York, General
Obligation Bonds, Fiscal 1992
Series H, 7.00% ..................... $  450,000           2/01/2005           $   495,958

City of New York, General
Obligation Bonds, Fiscal 1995
Series F, 6.375% ....................  2,000,000           2/15/2006             2,218,540

County of Onondaga, New
York, General Improvement
(Serial) Bonds, 1992, 5.70% .........  2,000,000           4/01/2007             2,198,660

City of New York, Tax-Exempt
Capital Appreciation Bonds,
Fiscal 1998 Series F, 0.00% .........  2,500,000           8/01/2008             1,501,825

County of Nassau, New York,
General Obligation Refunding
Bonds, Series G, MBIA
Insured, 5.45% ......................  1,000,000           1/15/2015             1,064,190

Commonwealth of Puerto
Rico, General Obligation
Public Improvement Refunding
Bonds, Series 1995A, MBIA
Insured, 5.65% ......................  1,000,000           7/01/2015             1,092,340

County of Monroe, New York,
Public Improvement Refunding
Bonds, Series A, 6.00% ..............  1,535,000           3/01/2017             1,743,131

City of New York, General
Obligation Refunding Bonds,
Series H, 6.00% .....................  1,500,000           8/01/2017             1,583,565

County of Orange, New York,
Various Purposes Serial
Bonds-1997, 5.125% ..................  1,000,000           9/01/2019             1,010,870
                                                                               -----------
                                                                                12,909,079
                                                                               -----------
Airport 3.3%

Port Authority of New York
and New Jersey, Special
Project Bonds, Series 6, JFK
International Air Terminal LLC
Project, MBIA Insured, Subject
to AMT, 5.75% .......................  1,000,000          12/01/2022             1,050,110


------------------------------------------------------------------------------------------------
                                           Principal            Maturity             Value
                                             Amount               Date              (Note 1)
------------------------------------------------------------------------------------------------
City of New York, Industrial
Development Agency, Special
Facility Revenue Bonds, 1997
Northwest Airlines, Inc.
Project, 6.00% ...................... $1,245,000           6/01/2027           $ 1,299,282
                                                                               -----------
                                                                                 2,349,392
                                                                               -----------
Certificates of Participation 1.8%

City of Syracuse, New York,
(Syracuse Hancock Inter-
national Airport), Certificates
of Participation, Series 1992,
Subject to AMT, 6.60% ...............  1,185,000           1/01/2006             1,298,819
                                                                               -----------
College & University 8.4%

Dormitory Authority of the
State of New York, Mt. Sinai
School of Medicine, Series B,
MBIA Insured, 5.70% .................  1,000,000           7/01/2011             1,086,510

Dormitory Authority of the
State of New York, Canisius
College, Revenue Bonds,
Series 1995, CapMAC Insured,
0.00% ...............................  1,550,000           7/01/2013               708,458

Dormitory Authority of the
State of New York, Montefiore
Medical Center, FHA-Insured
Mortgage Hospital Revenue
Bonds, Series 1996, AMBAC
Insured, 5.25% ......................  2,000,000           2/01/2015             2,014,940

Dormitory Authority of the
State of New York, City
University System
Consolidated, Series A,
AMBAC Insured, 5.625% ...............  1,000,000           7/01/2016             1,087,480

Dormitory Authority of the
State of New York, Insured
Revenue Bonds, (853 Schools
Program Issue), The Center for
Developmental Disabilities,
Inc., Series 1997A, AMBAC
Insured, 5.00% ......................  1,000,000           7/01/2017               986,510
                                                                               -----------
                                                                                 5,883,898
                                                                               -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      Principal        Maturity        Value
                                        Amount           Date         (Note 1)
--------------------------------------------------------------------------------
Escrowed Bonds 1.8%

Dormitory Authority of the
State of New York, Judicial
Facilities Lease Revenue
Bonds, (Suffolk County Issue)
Series 1986, 7.375% ................ $1,000,000          7/01/2016   $ 1,245,350
                                                                     -----------
Hospital/Health Care 3.8%

Dormitory Authority of the
State of New York, Nyack
Hospital Revenue Bonds,
Series 1996, 6.00% .................  1,500,000          7/01/2006     1,597,350

New York State Medical Care
Facilities Finance Agency,
Mental Health Services
Facilities Improvement,
Revenue Bonds, 1990 Series
A, 7.75% ...........................     60,000          8/15/2010        65,248

Dormitory Authority of the
State of New York, Mental
Health Services Facilities
Improvement Revenue Bonds,
Series 1997B, 5.50% ................  1,000,000          8/15/2017     1,012,370
                                                                     -----------
                                                                       2,674,968
                                                                     -----------
Industrial Development & Pollution Control 6.2%

Herkimer County Industrial
Development Agency,
Industrial Development
Revenue Bonds, (Burrows
Paper Corporation Solid
Waste Disposal Facility),
Series 1993, Subject to AMT,
8.00% ..............................  4,000,000          1/01/2009     4,366,120
                                                                     -----------
Lease 14.2%

Dormitory Authority of the
State of New York, Judicial
Facilities Lease Revenue
Bonds, (Suffolk County Issue),
Series 1991A, 9.25% ................  1,500,000          4/15/2006     1,655,130
Lyons Community Health
Initatives Corp., Facility
Revenue Bonds, Series 1994,
6.55% ..............................    470,000          9/01/2009       514,720

--------------------------------------------------------------------------------
                                      Principal        Maturity        Value
                                        Amount           Date         (Note 1)
--------------------------------------------------------------------------------
New York State Thruway
Authority, Service Contract
Revenue Bonds, 6.25% ............... $1,000,000          4/01/2014   $ 1,083,290

Dormitory Authority of the
State of New York, State
University Educational
Facilities, Revenue Bonds,
Series 1993 A, 5.50% ...............  2,500,000          5/15/2019     2,612,350

Lyons Community Health
Initiatives Corp., (New York),
Facility Revenue Bonds, Series
1994, 6.80% ........................    940,000          9/01/2024     1,026,941

State of New York, Urban
Development Corporation,
Correctional Capital Facilities,
Series 6, FSA Insured,
5.375% .............................  2,000,000          1/01/2025     2,028,520

Oswego County Industrial
Development Agency, (Oswego
New York), Civic Facility
Revenue Bonds, Series 1997A,
(FHA Insured Mortgage-Seneca
Hill Manor Inc. Project), 5.65%.....  1,000,000          8/01/2037     1,023,850
                                                                     -----------
                                                                       9,944,801
                                                                     -----------
Life Care 6.6%

Orange County Industrial
Development Agency,(The
Glen Arden Inc. Project), Life
Care Community, Revenue
Bonds, Series 1994, 8.25%* .........  2,000,000          1/01/2002     2,068,060

Tompkins County Industrial
Development Agency, Life
Care Community Revenue
Bonds, 1994 (Kendal at Ithaca
Inc., Project), 7.70% ..............  1,430,000          6/01/2011     1,530,615

Tompkins County Industrial
Development Agency, Life
Care Community Revenue
Bonds, 1994 (Kendal at Ithaca
Inc., Project), 7.875% .............  1,000,000          6/01/2024     1,061,620
                                                                     -----------
                                                                       4,660,295
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Principal       Maturity          Value
                                       Amount          Date           (Note 1)
--------------------------------------------------------------------------------
Multi-Family Housing 1.5%

New York State Housing
Finance Agency, Multi-Family
Housing Revenue Bonds,
(Secured Mortgage Program),
1992 Series F, Subject to
AMT, 6.625% ....................... $1,000,000        8/15/2012     $ 1,075,720
                                                                    -----------
Power 1.9%

Power Authority of the State
of New York, General Purpose
Bonds, Series W, 6.50% ............  1,150,000        1/01/2008       1,319,395
                                                                    -----------
Pre-Refunded Bonds 5.6%

City of New York, General
Obligation Bonds, Fiscal 1992,
Current Interest Bonds, Series
H, Pre-Refunded to 2/1/2002
@ 101.5%, 7.00% ...................    810,000        2/01/2005         904,252

Grand Central District
Management Association, Inc.,
Grand Central Business
Improvement District, Capital
Improvement Bonds, Series
1992, Pre-Refunded to
1/01/2002 @ 102, 6.50% ............  1,000,000        1/01/2010       1,100,550

Dormitory Authority of the
State of New York, State
University Educational
Facilities, Revenue Bonds,
Series 1990A, Pre-Refunded
to 5/15/2000 @ 102, 7.70% .........    350,000        5/15/2012         385,385

New York City Municipal
Water Finance Authority,
Water and Sewer System
Revenue Bonds, Fiscal 1991,
Series C, FGIC Insured,
Pre-Refunded to 6/15/2001
@ 101.5, 7.00% ....................    600,000        6/15/2016         664,146

Town of Clifton Park Water
Authority, (New York), Water
System Revenue Bonds, 1991
Series A, FGIC Insured,
Pre-Refunded to 10/1/2001
@ 102, 6.375% .....................    800,000       10/01/2026         887,104
                                                                    -----------
                                                                      3,941,437
                                                                    -----------

--------------------------------------------------------------------------------
                                     Principal       Maturity          Value
                                       Amount          Date           (Note 1)
--------------------------------------------------------------------------------
Single-Family Housing 5.5%

State of New York Mortgage
Agency, Homeowner
Mortgage Revenue Bonds,
Series 45, 7.20% .................. $2,000,000       10/01/2017      $ 2,205,340

State of New York Mortgage
Agency, Homeowner
Mortgage Revenue Bonds,
Series 55, 5.95% ..................  1,550,000       10/01/2017        1,636,180
                                                                     -----------
                                                                       3,841,520
                                                                     -----------
Special/Sales Tax 1.4%

New York City Transitional
Finance Authority, Future Tax
Secured Bonds, Fiscal 1998
Series A, 5.00% ...................  1,000,000        8/15/2027          972,840
                                                                     -----------
Structured Financings 6.4%

Port Authority of New York
and New Jersey, Special
Project Bonds, Series 4, KIAC
Partners Project, Subject to
AMT, 6.75% ........................  3,000,000       10/01/2011        3,349,920

New York City Industrial
Development Agency,
Industrial Development
Revenue Bonds, (Brooklyn
Navy Yard Cogeneration
Partners, L.P. Project), Series
1997, 6.20% .......................  1,000,000       10/01/2022        1,114,260
                                                                     -----------
                                                                       4,464,180
                                                                     -----------
Toll Roads/Turnpike Authorities 5.4%

Triborough Bridge and Tunnel
Authority, General Purpose
Revenue Bonds, Series 1994
A, 6.00% ..........................  2,500,000        1/01/2010        2,814,775

New York State Thruway
Authority, Local Highway and
Bridge Service Contract
Bonds, Series 1997, 5.00% .........  1,000,000        4/01/2017          968,690
                                                                     -----------
                                                                       3,783,465
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Principal     Maturity        Value
                                         Amount        Date        (Note 1)
--------------------------------------------------------------------------------
Transit/Highway 1.4%

Metropolitan Transportation
Authority, Commuter Facilities
Service Contract Bonds, Series
R, AMBAC Insured, 5.50%+ ........... $1,000,000     7/01/2011   $ 1,009,890
                                                                -----------
Water & Sewer 8.2%

City of Niagara Falls, Niagara
County, New York, Water
Treatment Plant Bonds, 1994
(AMT), MBIA Insured, 8.50% .........  1,000,000    11/01/2006     1,303,760

New York State Environmental
Facilities Corporation, State
Water Pollution Control,
Revolving Fund Revenue
Bonds, Series 1994 D, (Pooled
Loan Issue), 6.70% .................  2,000,000    11/15/2009     2,290,340

Commonwealth of Puerto
Rico, Aqueduct and Sewer
Authority, General Revenue
Bonds, 6.25% .......................  1,000,000     7/01/2012     1,155,800

New York City Municipal
Water Finance Authority,
Water and Sewer System
Revenue Bonds, Fiscal 1998
Series B, FGIC Insured,
5.125% .............................  1,000,000     6/15/2030       983,650
                                                                -----------
                                                                  5,733,550
                                                                -----------
Total Municipal Bonds and Investments
 (Cost $65,877,653)--101.8%..................................    71,474,719
Cash and Other Assets, Less Liabilities--(1.8%) .............    (1,291,021)
                                                                -----------
Net Assets--100.0% ..........................................   $70,183,698
                                                                ===========

Federal Income Tax Information:
At December 31, 1997, the net unrealized
appreciation of investments based on cost for Federal
income tax purposes of $65,877,653 was as follows:
Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over
tax cost ....................................................   $ 5,597,066
Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost
over value .................................................             --
                                                                -----------
                                                                $ 5,597,066
                                                                ===========

----------------------------------------------------------------------------

+ The delivery and payment of this security is beyond the normal settlement time. The purchase price and interest rate are fixed at the trade date although interest is not earned until settlement date.

* A portion of this security is being used to collateralize the delayed delivery purchase noted above. The total market value of segregated securities is $1,034,028.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1997


Assets
Investments, at value (Cost $65,877,653) (Note 1)..............   $71,474,719
Cash ..........................................................        20,867
Interest receivable ...........................................     1,347,803
Receivable for fund shares sold ...............................        49,802
Receivable from Distributor (Note 3) ..........................        24,919
Other assets ..................................................         3,579
                                                                  -----------
                                                                   72,921,689
Liabilities
Payable for securities purchased ..............................     2,466,355
Dividends payable .............................................        64,672
Accrued transfer agent and shareholder services
  (Note 2) ....................................................        33,085
Accrued management fee (Note 2) ...............................        32,591
Payable for fund shares redeemed ..............................        27,249
Accrued distribution and service fees (Note 5) ................        19,583
Accrued trustees' fees (Note 2) ...............................         6,096
Other accrued expenses ........................................        88,360
                                                                  -----------
                                                                    2,737,991
                                                                  -----------
Net Assets                                                        $70,183,698
                                                                  ===========
Net Assets consist of:
 Undistributed net investment income ..........................   $    94,763
 Unrealized appreciation of investments .......................     5,597,066
 Accumulated net realized loss ................................      (132,986)
 Paid-in capital ..............................................    64,624,855
                                                                  -----------
                                                                  $70,183,698
                                                                  ===========
Net Asset Value and redemption price per share of
  Class A shares ($20,193,432 [divided by] 2,381,068 shares) ..         $8.48
                                                                        =====
Maximum Offering Price per share of Class A shares
  ($8.48 [divided by] .955)....................................         $8.88
                                                                        =====
Net Asset Value and offering price per share of Class
  B shares ($17,426,202 [divided by] 2,055,032 shares)* .......         $8.48
                                                                        =====
Net Asset Value and offering price per share of Class
  C shares ($805,190 [divided by] 94,893 shares)* .............         $8.49
                                                                        =====
Net Asset Value, offering price and redemption price
  per share of Class S shares ($31,758,874 [divided by]
  3,741,482 shares) ...........................................         $8.49
                                                                        =====

--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended December 31, 1997


Investment Income
Interest .....................................................    $4,156,586

Expenses
Management fee (Note 2) ......................................       382,777
Transfer agent and shareholder services (Note 2) .............       113,074
Custodian fee ................................................        98,109
Reports to shareholders ......................................        38,945
Audit fee ....................................................        19,586
Trustees' fees (Note 2) ......................................        18,401
Registration fees ............................................        10,145
Legal fees ...................................................         8,529
Service fee--Class A (Note 5) ................................        49,421
Distribution and service fees--Class B (Note 5) ..............       167,726
Distribution and service fees--Class C (Note 5) ..............         7,123
Miscellaneous ................................................        11,700
                                                                  ----------
                                                                     925,536
Expenses borne by the Distributor (Note 3) ...................      (113,047)
                                                                  ----------
                                                                     812,489
                                                                  ----------
Net investment income ........................................     3,344,097
                                                                  ----------
Realized and Unrealized Gain (Loss)
  on Investments and Futures Contracts
Net realized gain on investments (Notes 1 and 4) .............       563,259
Net realized loss on futures contracts (Note 1) ..............       (31,167)
                                                                  ----------
  Total net realized gain ....................................       532,092
Net unrealized appreciation of investments ...................     2,315,876
                                                                  ----------
Net gain on investments and futures contracts ................     2,847,968
                                                                  ----------
Net increase in net assets resulting from operations .........    $6,192,065
                                                                  ==========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             Years ended December 31
                                         ---------------------------------
                                               1996              1997
--------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income ................   $ 3,358,438       $ 3,344,097
Net realized gain on
  investments and futures
  contracts ..........................        36,115           532,092
Net unrealized appreciation
  (depreciation) of
  investments ........................      (908,453)        2,315,876
                                         -----------       -----------
Net increase resulting from
  operations..........................     2,486,100         6,192,065
                                         -----------       -----------
Dividends from net investment income:
  Class A ............................      (943,352)         (937,424)
  Class B ............................      (635,153)         (668,573)
  Class C ............................       (25,084)          (28,327)
  Class S ............................    (1,809,871)       (1,615,010)
                                         -----------       -----------
                                          (3,413,460)       (3,249,334)
                                         -----------       -----------
Net decrease from fund share
  transactions (Note 7) ..............    (2,475,362)       (3,890,647)
                                         -----------       -----------
Total decrease in net assets .........    (3,402,722)         (947,916)
Net Assets
Beginning of year ....................    74,534,336        71,131,614
                                         -----------       -----------
End of year (including
  undistributed net
  investment income of
  $0 and $94,763,
  respectively) ......................   $71,131,614       $70,183,698
                                         ===========       ===========

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1997

Note 1

State Street Research New York Tax-Free Fund (the "Fund"), is a series of State Street Research Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in July, 1989. The Trust consists presently of two separate funds: State Street Research New York Tax-Free Fund and State Street Research Tax-Exempt Fund.

The investment objective of the Fund is to seek a high level of interest income exempt from federal income taxes and New York State and New York City personal income taxes. To achieve its investment objective, the Fund intends to invest primarily in securities which are issued by or on behalf of New York State or its political subdivisions and by other governmental entities.

The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. Dividends

Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1997, the Fund had a capital loss carryforward of $132,986 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2002.

F. Futures Contracts

The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. During the year ended December 31, 1997, there were no loaned securities.

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1997, the fees pursuant to such agreement amounted to $382,777.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1997, the amount of such expenses was $23,644.

The fees of the Trustees not currently affiliated with the Adviser amounted to $18,401 during the year ended December 31, 1997.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended December 31, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $113,047.

Note 4

For the year ended December 31, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $35,170,591 and $36,319,324, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1997, fees pursuant to such plan amounted to $49,421, $167,726 and $7,123 for Class A, Class B and Class C shares, respectively.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $14,177 and $106,188, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1997, and that MetLife Securities, Inc. earned commissions aggregating $102,457 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $43,278 on redemptions of Class B shares during the same period.

Note 6

Under normal circumstances at least 80% of the Fund's net assets will be invested in New York Municipal Obligations. New York State and New York City face potential economic problems due to various financial, social, economic and political factors which could seriously affect their ability to meet continuing obligations for principal and interest payments. Also, the Fund is able to invest up to 25% of total assets in a single industry. Accordingly, the Fund's investments may be subject to greater risk than those in a fund with more restrictive concentration limits.

Note 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At December 31, 1997, the Distributor owned 59,031 Class S shares of the Fund.

Share transactions were as follows:

                                                                       Years ended December 31
                                                  -----------------------------------------------------------------
                                                               1996                              1997
                                                  -------------------------------   -------------------------------
Class A                                               Shares           Amount           Shares           Amount
-----------------------------------------------   -------------   ---------------   -------------   ---------------
Shares sold ...................................       598,718      $  4,808,712         582,598      $  4,780,960
Issued upon reinvestment of dividends .........        93,925           754,768          90,168           742,070
Shares repurchased ............................      (713,493)       (5,744,887)       (707,169)       (5,809,807)
                                                     --------      ------------        --------      ------------
Net decrease ..................................       (20,850)     $   (181,407)        (34,403)     $   (286,777)
                                                     ========      ============        ========      ============
Class B                                              Shares           Amount           Shares           Amount
------------------------------------------------     --------      ------------        --------      ------------
Shares sold ...................................       504,073      $  4,044,795         368,649      $  3,022,966
Issued upon reinvestment of dividends .........        61,038           490,585          60,770           499,904
Shares repurchased ............................      (328,785)       (2,628,310)       (444,087)       (3,640,568)
                                                     --------      ------------        --------      ------------
Net increase (decrease) .......................       236,326      $  1,907,070         (14,668)     $   (117,698)
                                                     ========      ============        ========      ============
Class C (Formerly Class D)                           Shares           Amount           Shares           Amount
------------------------------------------------     --------      ------------        --------      ------------
Shares sold ...................................         2,131      $     17,119          21,486      $    177,283
Issued upon reinvestment of dividends .........           597             4,804             789             6,513
Shares repurchased ............................        (5,330)          (42,575)         (3,813)          (31,241)
                                                     --------      ------------        --------      ------------
Net increase (decrease) .......................        (2,602)     $    (20,652)         18,462      $    152,555
                                                     ========      ============        ========      ============
Class S (Formerly Class C)                           Shares           Amount           Shares           Amount
------------------------------------------------     --------      ------------        --------      ------------
Shares sold ...................................         3,913      $     31,610          30,543      $    251,985
Issued upon reinvestment of dividends .........       169,712         1,369,640         147,584         1,215,141
Shares repurchased ............................      (694,720)       (5,581,623)       (621,522)       (5,105,853)
                                                     --------      ------------        --------      ------------
Net decrease ..................................      (521,095)     $ (4,180,373)       (443,395)     $ (3,638,727)
                                                     ========      ============        ========      ============

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                     Class A
                                                            ----------------------------------------------------------
                                                                             Years ended December 31
                                                            ----------------------------------------------------------
                                                                1993(1)       1994       1995       1996       1997
                                                            -------------- ---------- ---------- ---------- ----------
Net asset value, beginning of year ($)                            8.20         8.43       7.53       8.23       8.13
                                                                 -----        -----     ------      -----      -----
 Net investment income ($)*                                       0.22         0.40       0.40       0.38       0.39
 Net realized and unrealized gain (loss) on investments
  and futures contracts ($)                                       0.25        (0.90)      0.71      (0.09)      0.35
                                                                 -----       ------     ------     ------      -----
Total from investment operations ($)                              0.47        (0.50)      1.11       0.29       0.74
                                                                 -----       ------     ------     ------      -----
 Dividends from net investment income ($)                        (0.22)       (0.39)     (0.41)     (0.39)     (0.39)
 Distributions from net realized gains ($)                       (0.02)       (0.01)        --         --         --
                                                                ------        -----    -------     ------     ------
Total distributions ($)                                          (0.24)       (0.40)     (0.41)     (0.39)     (0.39)
                                                                ------        -----    -------     ------     ------
Net asset value, end of year ($)                                  8.43         7.53       8.23       8.13       8.48
                                                                ======       ======    =======     ======     ======
Total return(2) (%)                                               5.79(3)     (6.04)     15.11       3.68       9.22
Ratios/supplemental data:
Net assets at end of year ($ thousands)                         15,175       18,214     20,043     19,636     20,193
Ratio of operating expenses to average net assets (%)*            1.10(4)      1.10       1.10       1.10       1.10
Ratio of net investment income to average net assets (%)*         4.68(4)      5.07       5.07       4.76       4.88
Portfolio turnover rate (%)                                      33.11        64.80     109.74      89.14      50.92
* Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3) ($)                                  0.01         0.03       0.02       0.01       0.01

                                                                                     Class B
                                                            ---------------------------------------------------------
                                                                             Years ended December 31
                                                            ---------------------------------------------------------
                                                                1993(1)       1994       1995       1996       1997
                                                            -------------- ---------- ---------- ---------- ---------
Net asset value, beginning of year ($)                             8.20         8.43       7.53      8.23       8.13
                                                                  -----        -----     ------     -----      -----
 Net investment income ($)*                                        0.19         0.34       0.34      0.32       0.33
 Net realized and unrealized gain (loss) on investments
  and futures contracts ($)                                        0.25        (0.90)      0.71     (0.09)      0.35
                                                                  -----       ------     ------    ------      -----
Total from investment operations ($)                               0.44        (0.56)      1.05      0.23       0.68
                                                                  -----       ------     ------    ------      -----
 Dividends from net investment income ($)                         (0.19)       (0.33)     (0.35)    (0.33)     (0.33)
 Distributions from net realized gains ($)                        (0.02)       (0.01)        --        --         --
                                                                  -----       ------    -------    ------     ------
Total distributions ($)                                           (0.21)       (0.34)     (0.35)    (0.33)     (0.33)
                                                                  -----       ------    -------    ------     ------
Net asset value, end of year ($)                                   8.43         7.53       8.23      8.13       8.48
                                                                  =====       ======    =======    ======     ======
Total return(2) (%)                                                5.35(3)     (6.74)     14.26      2.91       8.41
Ratios/supplemental data:
Net assets at end of year ($ thousands)                           7,567       12,131     15,084    19,824     17,426
Ratio of operating expenses to average net assets (%)*             1.85(4)      1.85       1.85      1.85       1.85
Ratio of net investment income to average net assets (%)*          3.93(4)      4.34       4.32      4.01       4.12
Portfolio turnover rate (%)                                       33.11        64.80     109.74     89.14      50.92
* Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3) ($)                                   0.01         0.03       0.02      0.01       0.01


                                                                          Class C (Formerly Class D)
                                                            ------------------------------------------------------
                                                                           Years ended December 31
                                                            ------------------------------------------------------
                                                                1993(1)       1994      1995       1996      1997
                                                            -------------- --------- --------- --------- ---------
Net asset value, beginning of year ($)                             8.20         8.44      7.53      8.23      8.13
                                                                  -----        -----    ------     -----     -----
 Net investment income ($)*                                        0.19         0.34      0.35      0.32      0.34
 Net realized and unrealized gain (loss) on investments
  and futures contracts ($)                                        0.25        (0.91)     0.70     (0.09)     0.35
                                                                  -----       ------    ------      -----     -----
Total from investment operations ($)                               0.44        (0.57)     1.05      0.23      0.69
                                                                  -----       ------    ------     -----     -----
 Dividends from net investment income ($)                         (0.18)       (0.33)    (0.35)    (0.33)    (0.33)
 Distributions from net realized gains ($)                        (0.02)       (0.01)       --        --        --
                                                                  -----       ------    ------     -----     -----
Total distributions ($)                                           (0.20)       (0.34)    (0.35)    (0.33)    (0.33)
                                                                  -----       ------    ------     -----     -----
Net asset value, end of year ($)                                   8.44         7.53      8.23      8.13      8.49
                                                                  =====       ======    ======     =====     =====
Total return(2) (%)                                                5.46(3)     (6.86)    14.25      2.90      8.53
Ratios/supplemental data:
Net assets at end of year ($ thousands)                             821          774       651       622       805
Ratio of operating expenses to average net assets (%)*             1.85(4)      1.85      1.85      1.85      1.85
Ratio of net investment income to average net assets (%)*          3.94(4)      4.31      4.35      4.03      4.11
Portfolio turnover rate (%)                                       33.11        64.80    109.74     89.14     50.92
* Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3) ($)                                   0.01         0.03      0.02      0.01      0.01

                                                                         Class S (Formerly Class C)
                                                            -----------------------------------------------------
                                                                           Years ended December 31
                                                            -----------------------------------------------------
                                                               1993       1994       1995       1996       1997
                                                            ---------- ---------- ---------- ---------- ---------
Net asset value, beginning of year ($)                           7.84       8.44       7.54       8.24      8.14
                                                                -----      -----     ------      -----     -----
 Net investment income ($)*                                      0.42       0.42       0.42       0.40      0.43
 Net realized and unrealized gain (loss) on investments
  and futures contracts ($)                                      0.62      (0.90)      0.71      (0.09)     0.33
                                                                -----     ------     ------     ------     -----
Total from investment operations ($)                             1.04      (0.48)      1.13       0.31      0.76
                                                                -----     ------     ------     ------     -----
 Dividends from net investment income ($)                       (0.42)     (0.41)     (0.43)     (0.41)    (0.41)
 Distributions from net realized gains ($)                      (0.02)     (0.01)        --         --        --
                                                               ------     ------    -------     ------    ------
Total distributions ($)                                         (0.44)     (0.42)     (0.43)     (0.41)    (0.41)
                                                               ------     ------    -------     ------    ------
Net asset value, end of year ($)                                 8.44       7.54       8.24       8.14      8.49
                                                               ======     ======    =======     ======    ======
Total return(2) (%)                                             13.46      (5.79)     15.37       3.93      9.48
Ratios/supplemental data:
Net assets at end of year ($ thousands)                        56,515     40,750     38,757     34,050    31,759
Ratio of operating expenses to average net assets (%)*           0.85       0.85       0.85       0.85      0.85
Ratio of net investment income to average net assets (%)*        5.10       5.29       5.33       5.01      5.13
Portfolio turnover rate (%)                                     33.11      64.80     109.74      89.14     50.92
* Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3) ($)                                 0.01       0.03       0.02       0.01      0.01

--------------------------------------------------------------------------------
(1) June 7, 1993 (commencement of share class designations) to December 31,
    1993.

(2) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

(3) Not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Tax-Exempt Trust and the Shareholders of State Street Research New York Tax-Free Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research New York Tax-Free Fund (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 6, 1998

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research New York Tax-Free Fund had a strong year. Class A shares returned +9.22% [without sales charge] for the 12 months ended December 31, 1997. This performance was higher than that of the average New York municipal debt fund tracked by Lipper Analytical Services, which returned 8.99% for the same period. The Lehman Brothers Municipal Bond Index gained 9.19% for the same period.

The Fund invests primarily in tax-exempt debt obligations issued by or on behalf of New York state, New York City or the political subdivisions and other governmental agencies of either.

A generally favorable economic environment helped the Fund's performance during the year. To the extent that it was possible, the manager increased the Fund's investments in higher-yielding, uninsured and zero coupon bonds and gradually lengthened the Fund's duration. As interest rates came down during the year and the supply of newly-issued New York bonds remained low, the Fund's return got a boost from capital appreciation.

With a favorable outlook for both the local and national economy and continued demand for tax-free income from investors in the highest income tax brackets, the outlook for the Fund remains positive for the period ahead.

December 31, 1997


All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "C" share contingent deferred sales charges where applicable. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class
C. The Lehman Brothers Municipal Bond Index is a commonly used measure of bond market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.

                      Change In Value Of $10,000 Based On
                        The Lehman Municipal Bond Index
                     Compared To Change In Value of $10,000
                       Invested In New York Tax-Free Fund

-----------------------------------[LINE CHARTS]--------------------------------

                          Class A Shares
                          --------------

                          Average Annual Total Return
                          1 Year    5 Years   10 Years
                          +4.31%    +5.77%     +6.65%

                                    New York      Lehman
                                   Tax-Free     Municipal
                                     Fund       Bond Index

                          12/89     $ 9714        $10391
                          12/90      10036         11148
                          12/91      11428         12502
                          12/92      12465         13604
                          12/93      14108         15275
                          12/94      13256         14485
                          12/95      15259         17014
                          12/96      15820         17767
                          12/97      17279         19400

                          Class B Shares
                          --------------

                          Average Annual Total Return
                          1 Year    5 Years   10 Years
                          +3.41%    +5.71%     +6.80%

                                    New York      Lehman
                                   Tax-Free     Municipal
                                     Fund       Bond Index

                          12/89     $10172        $10391
                          12/90      10509         11148
                          12/91      11967         12502
                          12/92      13052         13604
                          12/93      14710         15275
                          12/94      13719         14485
                          12/95      15675         17014
                          12/96      16131         17767
                          12/97      17487         19400

                          Class C Shares
                          --------------

                          Average Annual Total Return
                          1 Year    5 Years   10 Years
                          +7.53%    +6.04%     +6.81%

                                    New York      Lehman
                                   Tax-Free     Municipal
                                     Fund       Bond Index

                          12/89     $10172        $10391
                          12/90      10509         11148
                          12/91      11967         12502
                          12/92      13052         13604
                          12/93      14726         15275
                          12/94      13717         14485
                          12/95      15671         17014
                          12/96      16126         17767
                          12/97      17502         19400

                          Class S Shares
                          --------------

                          Average Annual Total Return
                          1 Year    5 Years   10 Years
                          +9.48%    +7.01%    +7.38%

                                   New York      Lehman
                                   Tax-Free     Municipal
                                     Fund       Bond Index

                          12/89     $10172        $10391
                          12/90      10509         11148
                          12/91      11967         12502
                          12/92      13052         13604
                          12/93      14810         15275
                          12/94      13952         14485
                          12/95      16097         17014
                          12/96      16729         17767
                          12/97      18315         19400

STATE STREET RESEARCH NEW YORK TAX-FREE FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH TAX-EXEMPT
TRUST
--------------------------------------------------------------------------------

Fund Information

State Street Research
New York Tax-Free Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Paul J. Clifford, Jr.
Vice President

John H. Kallis
Vice President

Thomas A. Shively
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial
Officer, St. Regis Corp.

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

[BACK COVER]

State Street Research New York Tax-Free Fund                        Bulk Rate
One Financial Center                                              U.S. Postage
Boston, MA 02111                                                      PAID
                                                                  Randolph, MA
                                                                 Permit No. 600

Questions? Comments?
Call us at 1-800-562-0032
Write us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408
E-Mail us at:
     info@ssrfunds.com

[State Street Research logo] State Street Research

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied by a current State Street Research New York Tax-Free Fund prospectus. When used after March 31, 1998, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.


CONTROL NUMBER:  4095-970819(0998)SSR-LD                       NYTF-395D-298IBS